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          PUTNAM HARTFORD CAPITAL MANAGER PLUS (SERIES I AND SERIES IR)
                              SEPARATE ACCOUNT TEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-91929



      SUPPLEMENT DATED OCTOBER 15, 2004 TO THE PROSPECTUS DATED MAY 3, 2004


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              SUPPLEMENT DATED OCTOBER 15, 2004 TO YOUR PROSPECTUS

The following information replaces the portions of the table entitled "Annual Fund Operating Expenses" of your prospectus with respect to the following funds:
Putnam VT Capital Opportunities Fund - Class IB, Putnam VT Equity Income Fund - Class IB and Putnam VT Mid Cap Value Fund - Class IB.

The remainder of such table shall remain unchanged.



                                                                           TOTAL ANNUAL FUND
                                                                               OPERATING
                                                      12B-1                 EXPENSES (BEFORE                    TOTAL
                                                   DISTRIBUTION             CONTRACTUAL FEE      CONTRACTUAL    ANNUAL
                                                     AND/OR                   WAIVERS OR       FEE WAIVERS OR    FUND
                                     MANAGEMENT     SERVICING     OTHER         EXPENSE           EXPENSE      OPERATING
                                        FEES        FEES (2)    EXPENSES     REIMBURSEMENTS)   REIMBURSEMENTS   EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund - Class IB (1) (3)                0.65%          0.25%       1.31%          2.21%              0.91%         1.30%

Putnam VT Equity Income Fund -
Class IB (1) (3)                       0.65%          0.25%       0.67%          1.57%              0.27%         1.30%

Putnam VT Mid Cap Value Fund -
Class IB (1) (3)                       0.70%          0.25%       1.20%          2.15%              0.80%         1.35%

The footnotes to the "Annual Fund Operating Expense" table are deleted and replaced with the following:

(1) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2004.

(2) See the Fund's prospectus for information about the Fund's distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. While the maximum rate payable under the Distribution Plan is 0.35% per year of the Fund's average net assets on class IB shares, the Trustees of the Fund currently limit the rate at 0.25% per year through at least the end of the Fund's current fiscal year.

(3) In order to limit the expenses of Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, Putnam Management has agreed to limit each Fund's compensation (and, to the extent necessary, bear other expenses of each Fund) through December 31, 2004.

           THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

HV- 4962